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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-23731, 333-23749, 333-36423, and 333-36425.

                                                    ARTHUR ANDERSEN LLP

Washington, D.C.
April 8, 1998